                      SECOND AMENDMENT TO CREDIT AGREEMENT

       THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment" dated as of December 31, 1998, is by and among Steel Heddle Mfg. Co. (the "Borrower"), certain subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the lenders identified on the signature pages hereto (the "Lenders"), NationsBank, N.A., as agent for the Lenders (in such capacity, the "Agent") and DLJ Capital Funding, Inc., as syndication agent (the "Syndication Agent"). Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

                                   WITNESSETH

       WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and the Syndication Agent have entered into that certain Credit Agreement dated as of May 26, 1998, as amended by the First Amendment to Credit Agreement and Assignment dated as of May 28, 1998 (the "Existing Credit Agreement");

       WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement and to waive compliance with certain obligations of the Consolidated Parties as provided herein;

       NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

       SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

            "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

            "Amendment No. 2 Effective Date" is defined in Subpart 3.1

       SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.



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                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

       Effective on (and subject to the occurrence of) the Amendment No.2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II:

       SUBPART 2.1 Amendments to Section 7.12. Section 7.12 of the Existing Credit Agreement is hereby amended and replaced in its entirety to read as follows:

       7.12 FINANCIAL COVENANTS.

            (a) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter, shall be greater than or equal to:

                   (i) for the fiscal quarter ending October 3, 1998, 1.55 to
            1.00, based on (A) Consolidated EBITDA for the four fiscal quarter period then ended to (b) Consolidated Interest Expense for the one fiscal quarter period then ended multiplied by 4;

                   (ii) for the fiscal quarter ending January 2, 1999, 1.10 to
            1.00, based on (A) Consolidated EBITDA for the four fiscal quarter period then ended to (b) Consolidated Interest Expense for the two fiscal quarter period then ended multiplied by 2;

                   (iii) for the fiscal quarter ending April 3, 1999, 1.10 to
            1.00, based on (A) Consolidated EBITDA for the four fiscal quarter period then ended to (b) Consolidated Interest Expense for the three fiscal quarter period then ended multiplied by 1.33;

                   (iv) for the period from April 4, 1999 to and including July
            3, 1999, 1.10 to 1.00, based on (A) Consolidated EBITDA for the four fiscal quarter period then ended to (b) Consolidated Interest Expense for the four fiscal quarter period then ended;

                   (v) for the period from July 4, 1999 to and including October
            2, 1999, 1.20 to 1.00, based on (A) Consolidated EBITDA for the four fiscal quarter period then ended to (b) Consolidated Interest Expense for the four fiscal quarter period then ended;

                   (vi) for the period from October 3, 1999 to and including
            January 1, 2000, 1.30 to 1.00, based on (A) Consolidated EBITDA for the four fiscal quarter period then ended to (b) Consolidated Interest Expense for the four fiscal quarter period then ended;

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                   (vii) for the period from January 2, 2000 to and including
            July 1, 2000, 1.65 to 1.00, based on (A) Consolidated EBITDA for the four fiscal quarter period then ended to (b) Consolidated Interest Expense for the four fiscal quarter period then ended;

                   (viii) for the period from July 2, 2000 to and including
            December 30, 2000, 1.70 to 1.00, based on (A) Consolidated EBITDA for the four fiscal quarter period then ended to (b) Consolidated Interest Expense for the four fiscal quarter period;

                   (ix) for the period from December 31,2000 to and including
            December 29, 2001, 1.75 to 1.00, based on (A) Consolidated EBITDA for the four fiscal quarter period then ended to (b) Consolidated Interest Expense for the four fiscal quarter period then ended;

                   (x) for the period from December 30, 2001 to and including
            December 28, 2002, 1.85 to 1.00, based on (A) Consolidated EBITDA for the four fiscal quarter period then ended to (b) Consolidated Interest Expense for the four fiscal quarter period then ended; and

                   (xi) for the period from December 29, 2002 and at all times thereafter, 1.60 to 1.00, based on (A) Consolidated EBITDA for the four fiscal quarter period then ended to (b) Consolidated Interest Expense for the four fiscal quarter period then ended.

            (b) Senior Leverage Ratio. The Senior Leverage Ratio, as of the last day of each fiscal quarter, shall be less than or equal to:

                   (i) for the period from the Closing Date to and including
            January 2, 1999, 2.20 to 1.00;

                   (ii) for the period from January 3, 1999 to and including
            April 3, 1999, 2.40 to 1.00;

                   (iii) for period from April 4, 1999 to and including July 3,
            1999, 2.40 to 1.0;

                   (iv) for the period from July 4, 1999 to and including
            October 2, 1999, 2.20 to 1.0;

                   (v) for the period from October 3, 1999 to and including
            January 1, 2000, 2.10 to 1.0;

                   (vi) for the period from January 2, 2000 to and including
            December 30, 2000, 1.60 to 1.00;

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                   (vii) for the period from December 31, 2000 to and including
            December 29, 2001, 1.40 to 1.00; and

                   (viii) for the period from December 30, 2001 and at all times thereafter, 1.10 to 1.00.

            (c) Total Leverage Ratio. The Total Leverage Ratio, as of the last day of each fiscal quarter, shall be less than or equal to:

                   (i) for the period from January 2, 2000 to and including
            December 30, 2000, 5.85 to 1.0;

                   (ii) for the period from December 31, 2000 to and
            including December 29, 2001, 5.40 to 1.0; and

                   (iii) for the period from December 30, 2001 and at all times thereafter, 4.90 to 1.0.

            (d) Minimum Consolidated EBITDA. Consolidated EBITDA, as of the last day of each fiscal quarter for the four fiscal quarter period then ended, shall be greater than or equal to:

                   (i) for the period from the Closing Date to and including
            January 2, 1999, $18,500,000;

                   (ii) for the period from January 3, 1999 to and including
            April 3, 1999, $15,000,000;

                   (iii) for the period from April 4, 1999 to and including July
            3, 1999, $15,000,000;

                   (iv) for the period from July 4, 1999 to and including
            October 2, 1999, $16,150,000;

                   (v) for the period from October 3, 1999 to and including
            January 1, 2000, $18,000,000;

                   (vi) for the period from January 2, 2000 to and including
            December 30, 2000, $20,660,000;

                   (vii) for the period from December 31, 2000 to and including
            December 29, 2001, $21,680,000;

                   (viii) for the period from December 30, 2001 to and including
            December 28, 2002, $22,610,000; and

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                        (ix) for the period from December 29, 2002 and at all
                   times thereafter, $23,000,000.

            SUBPART 2.2 Amendment to Section 7.1(c). Section 7.1(c) of the Existing Credit Agreement is amended by renumbering the existing subclause (ii) as subclause (iii), inserting a comma at the end of subclause (i), and inserting the following new subclause (ii):

                   (ii) calculating the Total Leverage Ratio for the fiscal
            quarter then ending

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

            SUBPART 3.1 Amendment No. 2 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 2."

            SUBPART 3.2 Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Lenders.

            SUBPART 3.3 Amendment Fee. The Agent, on behalf of the Lenders, shall have received an amendment fee of 25 basis points based upon the Commitments, payable to each Lender according to such Lender's applicable Commitment Percentage.

            SUBPART 3.4 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

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                                     PART IV
                                  MISCELLANEOUS

            SUBPART 4.1 Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

            SUBPART 4.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms
       (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

            SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

            SUBPART 4.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

            SUBPART 4.5 References in Other Credit Documents. At such time as this Amendment No. 2 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 2.

            SUBPART 4.6 Limitation. This Amendment is given solely for the matter set forth herein and for no other matter, and it is the intent of the parties that this Amendment be narrowly construed. Except as specifically set forth herein, the Credit Agreement shall not be deemed to have been amended or modified and shall continue in full force and effect.

            SUBPART 4.7 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

            SUBPART 4.8 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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            SUBPART 4.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         [The remainder of this page has been left blank intentionally.]

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            IN WITNESS WHEREOF the Borrower, the Guarantors, and the Lenders
       have caused this Amendment to be duly executed on the date first above written.

BORROWER:                                 STEEL HEDDLE MFG. CO.

                                          By: /s/BENJAMIN G. TEAM
                                             ------------------------------
                                          Name: Benjamin G. Team
                                                ---------------------------
                                          Title: President
                                                 --------------------------

GUARANTORS:                               STEEL HEDDLE INTERNATIONAL, INC.

                                          By:  /s/BENJAMIN G. TEAM
                                              -----------------------------
                                          Name: Benjamin G. Team
                                                ---------------------------
                                          Title: President
                                                 --------------------------

                                          HEDDLE CAPITAL CORP.

                                          By: /s/JERRY B. MILLER
                                             ------------------------------
                                          Name: Jerry B. Miller
                                                ---------------------------
                                          Title: Vice-President
                                                 --------------------------



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AGENT:                                    NATIONSBANK, N.A.

                                          By: /s/STACY B. BRANDON
                                              -----------------------------
                                          Name: STACY B. BRANDON
                                                ---------------------------
                                          Title: Sr. Vice President
                                                 --------------------------

SYNDICATION AGENT:                        DLJ CAPITAL FUNDING, INC.

                                          By: /s/DANA F. KLEIN
                                              -----------------------------
                                          Name: Dana F. Klein
                                                ---------------------------
                                          Title: Vice President
                                                 --------------------------

LENDERS:                                  NATIONSBANK, N. A.

                                          By: /s/STACY B. BRANDON
                                              -----------------------------
                                          Name: /s/STACY B. BRANDON
                                                ---------------------------
                                          Title: Sr. Vice President
                                                 --------------------------

                                          DONALDSON, LUFKIN & JENRETTE

                                          By:
                                              -----------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                 --------------------------

                                          BANKBOSTON, N.A.

                                          By: /s/STEPHEN Y. MCGEHEE
                                              -----------------------------
                                          Name: STEPHEN Y. MCGEHEE
                                                ---------------------------
                                          Title: MANAGING DIRECTOR
                                                 --------------------------

                                          BANK AUSTRIA
                                          CREDITANSTALT CORPORATE FINANCE, INC.

                                          By: /s/WILLIAM E. MCCOLLUM, JR.
                                              -----------------------------
                                          Name: William E. McCollum, Jr.
                                                ---------------------------
                                          Title: Senior Associate
                                                 --------------------------

                                          By: /s/ROBERT M. BIRINGER
                                              -----------------------------
                                          Name: Robert M. Biringer
                                                ---------------------------
                                          Title: Executive Vice President
                                                 --------------------------

                                          WACHOVIA BANK, NA.

                                          By: /s/THOMAS F. SNIDER
                                              -----------------------------
                                          Name: THOMAS F. SNIDER
                                                ---------------------------
                                          Title: Vice President
                                                 --------------------------